UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2020

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BBCP	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in the Quarterly Report on Form 10-Q of Concrete Pumping Holdings Inc. (the “Company”) for the period ended April 30, 2020 filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2020 and the Quarterly Report of the Company for the period ended July 31, 2020 filed with the SEC on September 9, 2020, the Company received a demand letter (the “Demand Letter”) on March 31, 2020 from PGP Investors, LLC (“PGP”), solely in its capacity as the Holder Representative (as defined in that certain Agreement and Plan of Merger, dated as of September 7, 2018, by and among certain parties including the Company and PGP (the “Merger Agreement”)). The Demand Letter asserts that pursuant to the Merger Agreement, the Company is required to apply for and pay to the predecessor company’s shareholders (collectively, the “Pre-Closing Holders”) approximately $4,300,000 in tax refunds from carrying back net operating losses (“NOLs”) of the Company that the Company may now be permitted to carry back to previous taxable years as a result of changes in law arising from the Coronavirus Aid, Relief, and Economic Security Act of March 27, 2020 (the “CARES Act”). On or about April 7, 2020, the Board of Directors of the Company (the “Board”) formed a Special Committee of disinterested directors, advised by independent outside legal counsel, to, among other things, review the issues raised as a result of the demand letter and make a recommendation to the Board on what is in the best interest of the Company and its shareholders.

On October 30, 2020, the Company entered into that certain Settlement Agreement and Release (the “Settlement Agreement”) between the Company and PGP, as the Holder Representative. The Settlement Agreement settles certain claims raised in the Demand Letter relating to the proceeds of any federal pre-closing tax refund attributable to NOL carrybacks and other indemnification claims made by the Company against the Pre-Closing Holders pursuant to the terms of the Merger Agreement. The Company estimates the total value of such claims to be approximately $4,900,000.1 Pursuant to the terms of the Settlement Agreement, the Company agreed to settle such claims by paying the Pre-Closing Holders an aggregate amount estimated to be approximately $2,150,000 (depending on the actual amount of pre-closing tax refunds received by the Company, and after the Company’s CEO and CFO have elected to waive the portion of the settlement amount that relates to carrying back the NOLs and that would have become due to them under the Settlement Agreement by virtue of their status as Pre-Closing Holders). As a result of the settlement and these waivers, the Company expects to retain approximately $2,750,000, less fees and expenses in negotiating the aforementioned Settlement Agreement.

The Company expects that the settlement will not have a material impact to its consolidated income statement.

The foregoing description of Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company or its subsidiaries; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees, and realize the expected benefits from the acquisition of Capital Pumping; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

1 This includes approximately $4,300,000 in claims relating to the NOL carrybacks and approximately $600,000 in indemnification claims.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description
10.1	Settlement Agreement and Release, dated October 30, 2020, between Concrete Pumping Holdings Inc., PGP Investors, LLC, on its own and on behalf of the Pre-Closing Holders.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, INC.

	By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary

Dated: October 30, 2020